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                                                                  EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4/A of North Fork Bancorporation, Inc. of our report dated July 21, 1999 included in North Fork Bancorporation, Inc.'s Form 8-K dated December 29,1999 and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen LLP
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Arthur Andersen LLP
New York, New York
March 28, 2000